Exhibit 99.4

Sovran Self Storage, Inc.

Acquisition of LifeStorage, LP May 2016

Uncle Bob’s self storage

Uncle Bob’s self storage

Introduction

NYSE: SSS

30+ years in the storage industry 5th largest operator in the world Over 550 locations in 26 states Operates under the trade name

“Uncle Bob’s Self Storage”

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Uncle Bob’s self storage

LifeStorage Portfolio Snapshot

6th largest private owner of self-storage facilities in the U.S. (1) High quality portfolio with average age of ~12 years

73 Stores Stabilized Stores to be Acquired in 9 States Lease-Up Stores to be Acquired 11 Total Net Rentable SF Acquired 6.5 Million Total Units Acquired 58,465

LifeStorage of Wrigleyville

Chicago, IL Total Acquisition Cost (2) $1.3 Billion 1Q2016 Wtd. Avg. Occupancy (3) 87.1% Chicago Las Vegas Top Markets Sacramento Austin Average In-Place Rent PSF $13.53

3	Mile Population Density (3) 120,517
3	Mile Household Income (3) $66,310 Expected Closing 3Q 2016

LifeStorage of Longwood Orlando, FL

3	(1) Based on the 2015 Self-Storage Almanac. (2) Excludes transaction costs. (3) Based on NRSF.

LifeStorage Acquisition Rationale

High Quality Portfolio	▪ Newly-built facilities with average age of ~12 years
	▪ Attractive demographics:
	  ▪ 3-Mile Median HHI: $66,310
	  ▪ 3-Mile Population: 120,517
	▪ Best-in-class stores in key target markets including Chicago, Las Vegas, and Northern California

Strategic Acquisition	▪ Represents a unique opportunity to acquire a large high quality self-storage portfolio with a strong strategic fit for Sovran ▪ Large portfolio with institutional quality rarely available for trade and highly difficult to re-create on a one-off basis ▪ Bolsters Sovran's recent entry into Los Angeles and enters Sovran into Northern California
Increased Scale	▪ Acquisition of LifeStorage significantly increases the size and scale of Sovran's business through the addition of ~6.5 million NRSF ▪ Pro forma Total Enterprise Value ("TEV") of approximately $6.7 billion
Upside Potential	▪ Significant amount of identifiable growth with 11 properties in lease-up in existing LifeStorage and Sovran markets
Scalable Operating Platform	▪ Only modest staff increases needed to operate expanded portfolio ▪ Significant G&A synergies

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Uncle Bob's self storage

LifeStorage Acquisition Summary

The LifeStorage acquisition is fully funded by a $1.35BN bridge financing that Sovran has put in place

1Q2016 Wtd. Value Property Type Properties Units NRSF Avg. Occupancy PSF Stabilized

73 51,777 5,762,176 92.2% $205 Properties Lease-Up

11 6,688 739,350 64.1% $154 Properties Total 84 58,465 6,501,526 87.1% $199

LifeStorage of Algonquin LifeStorage of Silverado Ranch LifeStorage of Country Club Hills Chicago, IL Las Vegas, NV Chicago, IL

Uncle Bob’s self storage

Geographically Concentrated Acquisitions Increase Scale in Core Markets

Milwaukee, WI: 1 Store 86,218 SF

Sacramento, CA: 10 Stores Salt Lake City, UT: 1 Store 862,902 SF 86,030 SF

Denver, CO: 4 Stores Chicago, IL: 25 Stores 324,603 SF 1,798,616 SF

Las Vegas, NV: 17 Stores 1,324,216 SF

Dallas, TX: 5 Stores Los Angeles, CA: 3 Stores 327,593 SF

303,442 SF

Jackson, MS: 1 Store 145,430 SF

Austin, TX: 8 Stores 646,133 SF

Sovran Self Storage

Sovran JV Orlando, FL: 3 Stores

UB Management 155,192 SF

LifeStorage Property

Currently Occupied by Sovran Houston, TX: 5 Stores

San Antonio, TX: 1 Store

376,326 SF

Entrance into New State 64,825 SF

Uncle Bob’s self storage

Enhances Existing Portfolio

$13.53

Rent per $12.77 $12.90 Occupied Square Foot

In-Place Portfolio LifeStorage Pro Forma Portfolio

$66,310

3	Mile $59,407 $60,430

HH Income

In-Place Portfolio LifeStorage Pro Forma Portfolio

120,517

77,483 83,859

3	Mile Population

In-Place Portfolio LifeStorage Pro Forma Portfolio

Uncle Bob’s self storage

Multiple Means of Value-Creation

Web & Mobile Marketing

Customer Care Center

Robust Revenue Proprietary Training Systems Management System

Uncle Bob’s self storage

Update on Recent Acquisitions

Completed successful integration of 30 properties recently acquired, marking

Sovran’s strategic entrance into California and the high growth Los Angeles MSA

3 Mile 3 Mile HH

CBSA # Stores Square Feet Population Income

Los Angeles–Long Beach–Anaheim, CA 8 828,877 229,394 $64,513 MA/NH/CT 8 592,434 30,503 $69,989 South/Central, FL 5 286,008 64,060 $49,483 Dallas-Forth Worth-Arlington, TX 3 267,564 81,245 $101,136 New York-Newark-Jersey City, NY-NJ-PA 2 118,587 205,441 $82,887 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2 92,474 109,591 $72,550 Phoenix-Mesa-Scottsdale, AZ 1 68,025 108,660 $37,718 Denver-Aurora-Lakewood, CO 1 62,335 162,592 $50,548 Total 30 2,316,304 123,936 $66,103

Calabasas, CA Torrance, CA Costa Mesa, CA

Note: The averages for 3 mile household income and 3 mile

9 population are calculated by adding together the respective demographic metrics for each property and dividing by the total number of properties.

11 Uncle Bob’s self storage

New Market Entrance –

Successful Integration into Chicago

Acquired 8 stores in Chicago during 2H 2012 for $66 million 4 separate transactions; 4 of the stores were previously managed by public REIT peer Have since added 5 stores, with 2 more expected Proven new store onboarding process and implementation tactics, including staff training, brand transitioning, online ad buys, integration with the Customer Care Center, and RevMan interlink

($ in thousands) Summary operating results for 8 stores TTM 2013 2014 2015

Revenues $5,969 $7,119 $7,936 $8,442

Operating Expenses 1,745 1,718 1,770 1,738 Property Taxes 835 1,324 1,359 1,075 NOI $3,391 $4,077 $4,807 $5,629

YoY NOI Growth N/A 20.2% 17.9% 17.1%

Occupancy 72% 87% 89% 92%

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Uncle Bob’s self storage

Expected Financing of LifeStorage Acquisition

($s in millions)

Equity Financing: Sources

Issuance of Sovran Equity (1) $644.1 48.3%

Assumes issuance of Sovran common stock to partially fund the acquisition Sovran Debt Financing 665.9 49.9% Draw on Sovran Revolver 24.0 1.8%

Total Sources $1,334.0 100.0%

Other Financing: Uses

Acquisition of LifeStorage (2) $1,334.0 100.0%

Company has full complement of capital markets alternatives including secured and unsecured debt financing at its Total Uses $1,334.0 100.0% disposal

11 (1) Net of approximately $24 million of issuance costs. (2) Excludes approximately $25 million of advisory fees, debt financing fees, and other transaction costs including legal and accounting.

Uncle Bob’s self storage

Pro Forma Leverage Remains Strong

Sovran’s pro forma leverage ratio remains conservative, keeping the Company in strong financial position

With Moody’s and S&P ratings of Baa2 and BBB and a recently expanded line of credit,

Sovran has significant runway for future acquisitions while maintaining current rating

Capitalization Table

Current Pro Forma

(in millions, except per share amounts)

Share Price as of 5/18/2016 $111.35 $111.35 Shares & OP Units Outstanding 39.7 45.7

Equity Market Capitalization $4,415.5 $5,083.6 Total Debt $893.0 $1,582.8 Total Capitalization $5,308.5 $6,666.4

Cash and Cash Equivalents 6.4 6.4 Total Net Debt $886.6 $1,576.4

Total Enterprise Value $5,302.1 $6,660.0 Net Debt / Total Enterprise Value 16.7% 23.7%

12 Source: Company Filings. Note: Balance Sheet data as of March 31, 2016.

Uncle Bob’s self storage

No Near Term Debt Maturities

Sovran’s Baa2 / BBB rating gives the Company a full complement of capital markets alternatives (mortgage debt, unsecured bonds, preferred equity) to term out its existing debt maturities

Repayment of term loan and issuance of new unsecured debt financing will solidify Sovran’s capital structure flexibility

$700 $665.9 $600 $500

$400 $325.2 $315.1 $300

$200 $175.0 $101.2 $100

$0.1 $0.2 $0.2 $0

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026+

Line of Credit Term Loans Line of Credit Adj. Mortgage Notes New Debt Financing

Source: Company Filings.

13 Note: Balance Sheet data as of March 31, 2016. Includes $150 million pay down of Unsecured Term Notes using Revolver on 4/26/2016.

Uncle Bob’s self storage

Acquisition Highlights

Opportunistic expansion into targeted existing markets Strategic entrance into attractive Las Vegas and Northern California markets Proven management team with significant integration expertise Strong operating performance Conservative and flexible capital structure supports future growth Excellent industry fundamentals with limited new supply

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Uncle Bob’s self storage

Safe Harbor Statement

This presentation may contain forward looking statements as defined in Section 27A of the Securities Act of 1933, and in Section 21E of the Securities Exchange Act of 1934. Forward looking statements address matters that are subject to a number of risks and uncertainties. Such factors include, but are not limited to, the effect of competition from new self storage facilities; the Company’s ability to evaluate, finance and integrate acquired businesses into the Company’s existing operations; the Company’s ability to enter new markets where it has little or no operational experience; the Company’s ability to close the LifeStorage acquisition; and other such factors as set forth in the Company’s 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission. We are under no obligation to update any such forward looking statements.

Uncle Bob’s self storage

Sovran Self Storage, Inc.

Acquisition of LifeStorage, LP

Uncle Bob’s self storage